Nationwide Variable Insurance Trust
American Century NVIT Growth Fund
American Century NVIT Multi Cap Value Fund
Invesco NVIT Comstock Value Fund (formerly, Van Kampen NVIT Comstock Value Fund)
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Large Cap Growth Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Templeton NVIT International Value Fund

Supplement dated June 12, 2013
to the Prospectus dated May 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT International Equity Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on June 12, 2013, the Board approved the termination of Invesco Advisers, Inc. (“Invesco”) as subadviser to the NVIT International Equity Fund (the “Fund”), and approved the appointment of Lazard Asset Management LLC (“Lazard”) to subadvise the Fund.  This change is anticipated to take effect on or about June 17, 2013 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus, as it relates solely to the Fund, is amended as follows:

a.	The information under the heading “Principal Investment Strategies” on page 22 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies of any size, including small- and mid-cap companies, that are located in, that derive at least 50% of their earnings or revenues from, or that maintain at least 50% of their assets in, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. Emerging market countries are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

The Fund invests in companies that exhibit characteristics consistent with either a growth style or a value style of investing.  In other words, the Fund targets companies whose earnings are expected to grow consistently faster than those of other companies, but also targets companies that the subadviser believes to be undervalued in the marketplace compared to their intrinsic value. The Fund’s subadviser employs a core investment strategy that emphasizes fundamental research to identify quality companies and is supported by quantitative analysis, portfolio construction and risk management techniques. Investments for the Fund are selected bottom-up based on factors specific to individual companies, rather than sector or country trends. The subadviser’s strategy primarily focuses on identifying issuers that it believes have sustainable growth potential at a reduced level of risk.

The Fund’s subadviser may consider selling a security for several reasons, including when (1) its price changes such that the subadviser believes it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.

The Fund may engage in active and frequent trading of portfolio securities.

b.	The following information supplements the information under the heading “Principal Risks” on page 22 of the Prospectus:

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.  In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

c.	The information under the heading “Portfolio Management – Subadviser” on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

Lazard Asset Management LLC (“Lazard”)

d.	The information under the heading “Portfolio Management – Portfolio Managers” on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Paul Moghtader	Portfolio Manager/Analyst	Since 2013
Taras Ivanenko	Portfolio Manager/Analyst	Since 2013
Susanne Willumsen	Portfolio Manager/Analyst	Since 2013

e.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 43 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies of any size, including small- and mid-cap companies, that are located in, that derive at least 50% of their earnings or revenues from, or that maintain at least 50% of their assets in, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries.

The Fund invests in companies that exhibit characteristics consistent with either a growth style or a value style of investing.  In other words, the Fund targets companies whose earnings are expected to grow consistently faster than those of other companies, but also targets companies that the subadviser believes to be undervalued in the marketplace compared to their intrinsic value. The Fund’s subadviser employs a core investment strategy that emphasizes fundamental research to identify quality companies and is supported by quantitative analysis, portfolio construction and risk management techniques. Investments for the Fund are selected bottom-up based on factors specific to individual companies, rather than sector or country trends. The subadviser’s strategy primarily focuses on identifying issuers that it believes have sustainable growth potential at a reduced level of risk.

The Fund’s subadviser may consider selling a security for several reasons, including when (1) its price changes such that the subadviser believes it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.

The Fund may engage in active and frequent trading of portfolio securities.

f.	The second paragraph under the heading “How the Funds Invest – Principal Risks” on page 43 of the Prospectus is deleted in its entirety and replaced with the following:

In addition, the Fund is subject to EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, MID-CAP RISK, PORTFOLIO TURNOVER RISK, SMALL-CAP RISK, STOCK MARKET RISK, and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds’ beginning on page 48.

g.	The following supplements the information under the heading “Key Terms” on page 43 of the Prospectus:

Value style – investing in equity securities of companies that a Fund’s subadviser believes to be undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.  Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

h.	The reference to Invesco Advisers, Inc. under the heading “Fund Management -- Subadvisers” on page 53 of the Prospectus is deleted in its entirety and replaced with the following:

INVESCO ADVISERS, INC. (“INVESCO”) is the subadviser for the Invesco NVIT Comstock Value Fund. Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.  Invesco Ltd. is a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

LAZARD ASSET MANAGEMENT LLC (“LAZARD”) is the subadviser to the NVIT International Equity Fund.  Lazard is located at 30 Rockefeller Center, 55th Floor, New York, NY 10112.  Lazard was formally established in 1970, as the U.S. investment management division of parent company Lazard Frères & Co. LLC (“LF&Co.”).  In 1997, the U.S. and U.K. investment management firms were united to form a single entity, allowing Lazard to provide a more globally integrated perspective. In January 2003, Lazard was established as a separate subsidiary of LF&Co.  In 2005, Lazard became a public company, listing on the New York Stock Exchange as LAZ.  As of March 31, 2013, Lazard had $155.7 billion in assets under management.

i.	The information relating to the NVIT International Equity Fund on page 55 of the Prospectus is deleted in its entirety and replaced with the following:

The NVIT International Equity Fund is managed by a team that includes Paul Moghtader, Taras Ivaneko, and Susanne Willumsen.

Paul Moghtader is a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. Mr. Moghtader began working in the investment field in 1992. Prior to joining Lazard in 2007, Mr. Moghtader was Head of the Global Active Equity Group and a Senior Portfolio Manager at State Street Global Advisors (“SSgA”). At SSgA, Mr. Moghtader was the senior manager responsible for the research and portfolio management of all multi-regional active quantitative equity strategies. Previously, Mr. Moghtader was an analyst at State Street Bank. Mr. Moghtader began his career at Dain Bosworth as a research assistant. Mr. Moghtader has a Master of Management from Northwestern University and a BA in Economics from Macalester College.

Mr. Ivanenko is a Portfolio Manager/Analyst on Lazard's Quantitative Equity team. Mr. Ivanenko began working in the investment field in 1995. Prior to joining Lazard in 2007, Mr. Ivanenko was a Senior Portfolio Manager in the Global Active Equity group at SSgA. Earlier at SSgA, Mr. Ivanenko was a Principal and Senior Application Development Architect in the Equity Systems group. Previously, Mr. Ivanenko was an analyst in Quantitative Research and Trading Systems at Oxbridge Research. Mr. Ivanenko has a Ph.D. in Physics from Massachusetts Institute of Technology and an Engineer-Physicist degree from Moscow Physical-Technical Institute.

Ms. Willumsen is a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. Ms. Willumsen began working in the investment field in 1993.  Prior to joining Lazard in 2008, Ms. Willumsen was Managing Director, Head of Active Equities Europe with SSgA. During her 13 year tenure at SSgA, Ms. Willumsen was responsible for the research and portfolio management of all U.K. and European equity strategies. Prior to joining SSgA, Ms. Willumsen traded equity derivatives for the proprietary desk at Investcorp. Ms. Willumsen received an MSc in Shipping, Trade and Finance from City University and a BSc in Management Studies from the University of Surrey.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Lazard.

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